UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): June 28, 2012 (June 22, 2012)

TEC TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53432	13-4013027
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Xinqiao Industrial Park
Jingde County
Anhui Province 242600
People’s Republic of China
(Address of principal executive offices)

(86) 563 8023488
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into Material Definitive Agreement.

On June 22, 2012, TEC Technology, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TEC Technology, Inc. (“TEC” or the “Surviving Corporation”), a Nevada corporation and wholly-owned subsidiary of the Company. Pursuant to the Merger Agreement, the Company agreed to merge with and into TEC, with TEC continuing as the surviving entity (the “Reincorporation Merger”). The Reincorporation Merger will become effective on June 30, 2012 (the “Effective Time”).

As a result of the Reincorporation Merger, the legal domicile of the Surviving Corporation will be Nevada. The Reincorporation Merger is being consummated to move the Company’s domicile to Nevada as described in the Company’s Definitive Information Statement on Schedule 14C, filed with the Securities and Exchange Commission on December 19, 2011, which description is incorporated by reference herein (the “Information Statement”). As described in the Information Statement, the Merger Agreement and Reincorporation Merger were duly approved by the written consent of stockholders of the Company owning at least a majority of the outstanding shares of the Company’s common stock, dated December 5, 2011. A copy of the Merger Agreement is attached to this report as Exhibit 2.1 and is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, (i) the Company will merge into TEC, with TEC being the surviving corporation; (ii) from and after the Effective Time, TEC possesses all of the rights, privileges, powers, and franchises of the Company, and the Company’s debts and liabilities became the debts and liabilities of TEC; (iii) the Company’s existing Board of Directors and officers will become the Board of Directors and officers of the Surviving Corporation; and (iv) the Articles of Incorporation and Bylaws of TEC will govern the Surviving Corporation. A description of the provisions of the Articles of Incorporation and Bylaws of TEC was previously disclosed in the Information Statement. Copies of the Articles of Incorporation and Bylaws of TEC, as amended to date, are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively.

The Reincorporation Merger will not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation Merger, which are immaterial). Management, including all directors and officers, remain the same in connection with the Reincorporation Merger. There are no substantive changes in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the Reincorporation Merger. Following the Reincorporation Merger, the securities of the Surviving Corporation will continue to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by virtue of Rule 12g-3 of the Exchange Act.

As a result of the Reincorporation Merger, each outstanding share of the Company’s common stock, par value $0.001 per share, will be automatically converted into one share of TEC’s common stock, par value $0.001 per share. Each outstanding certificate representing shares of the Company’s common stock is deemed, without any action by the Company’s stockholders, to represent the same number of shares of TEC’s common stock.

The foregoing description of the Merger Agreement and the Reincorporation Merger is not intended to be complete and is qualified in its entirety by reference to the complete text of the Information Statement and the exhibits filed herewith, all of which are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

As a result of the Reincorporation Merger disclosed under Item 1.01 above, at the Effective Time (i) each outstanding share of the Company’s common stock will be automatically converted into one share of TEC’s common stock and (ii) all options and other rights to acquire the Company’s common stock outstanding immediately prior to the Reincorporation Merger will also be automatically converted into options and rights to acquire the same number of shares of TEC’s common stock, under the same terms and conditions. At the Effective Time, each outstanding certificate representing the Company’s common stock is deemed, without any action by the stockholder, to represent the same number of shares of TEC’s common stock. Stockholders do not need to exchange their stock certificates as a result of the Reincorporation Merger. However, to eliminate confusion in transactions in the Surviving Corporation’s securities in the over-the-counter market, management urges stockholders to surrender their old certificates in exchange for new certificates issued in the name of TEC and has adopted a policy to facilitate this process. Please refer to the Information Statement for more details regarding the process for exchanging stock certificates.

In accordance with Rule 12g-3 under the Exchange Act, the shares of the Surviving Corporation’s common stock will continue to be registered under Section 12(g) of the Exchange Act. The symbol for quotation of the Surviving Corporation’s common stock on the OTCQB Marketplace will remain HGHN.

Prior to the Effective Time, the Company’s corporate affairs were governed by the General Corporation Law of the State of Delaware. The rights of its stockholders were subject to its Certificate of Incorporation, as amended, and its Bylaws. As a result of the Reincorporation Merger, holders of the Company’s common stock will be holders of TEC’s common stock and their rights as holders are governed by the Nevada Revised Statutes and TEC’s Articles of Incorporation and Bylaws. For a description of the differences between Delaware and Nevada corporate law, see “Change from Delaware Law to Nevada Law” in the Information Statement.

The foregoing description of the Reincorporation Merger is not intended to be complete and is qualified in its entirety by reference to the information disclosed under Item 1.01 above, the complete text of the Information Statement and the exhibits filed herewith, all of which are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the Reincorporation Merger described in Item 1.01 above, the Articles of Incorporation and Bylaws of TEC will be the governing instruments of the Surviving Corporation following the Reincorporation Merger, resulting in several changes from the Certificate of Incorporation and Bylaws of the Company. Most of these changes are purely procedural in nature, such as a change in the registered office and agent from an office and agent in Delaware to an office and agent in Nevada. For more information regarding the changes to the governing instruments of the Surviving Corporation resulting from the Reincorporation Merger, see “Certain Effects of the Change in State of Incorporation” in the Information Statement.

The foregoing description of the Articles of Incorporation and Bylaws of TEC is not intended to be complete and is qualified in its entirety by reference to the complete text of the Information Statement and the provisions of the Articles of Incorporation and Bylaws of TEC, as amended to date, which are attached to this report as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated June 22, 2012, between TEC Technology, Inc., a Delaware corporation, and TEC Technology, Inc., a Nevada corporation
3.1	Articles of Incorporation of TEC Technology, Inc., as amended to date.
3.2	Bylaws of TEC Technology, Inc., as amended to date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2012
TEC TECHNOLOGY, INC.

By: /s/Chun Lu
Chun Lu
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated June 22, 2012, between TEC Technology, Inc., a Delaware corporation, and TEC Technology, Inc., a Nevada corporation
3.1	Articles of Incorporation of TEC Technology, Inc., as amended to date.
3.2	Bylaws of TEC Technology, Inc., as amended to date.